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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Robert N. Stephens, certify that, to the best of my knowledge based upon a review of the Annual Report on Form 10-K/A of Adaptec, Inc. for the fiscal year ended March 31, 2002 (the "Form 10-K/A"), the Form 10-K/A fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the periods covered by the Form 10-K/A.

Date: January 14, 2003	By: /s/ ROBERT N. STEPHENS Robert N. Stephens Chief Executive Officer

        I, David A. Young, certify that, to the best of my knowledge based upon a review of the Form 10-K/A, the Form 10-K/A fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Adaptec, Inc. for the periods covered by the Form 10-K/A.

Date: January 14, 2003	By: /s/ DAVID A. YOUNG David A. Young Chief Financial Officer

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  Exhibit 99.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002